MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND



FUND LOGO



Annual Report

July 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%--4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Fiscal Year in Review
We entered the fiscal year ended July 31, 2000 in a defensive position in response to heightened economic growth and inflationary fears. During the first six months of the fiscal year, we initially retained our defensive position toward the municipal bond market, then gradually shifted to a neutral stance. We accomplished this shift by investing the majority of the Fund's cash reserve and by purchasing bonds with longer maturities in exchange for bonds with shorter maturities. Our goal in this shift of strategy was to both enhance shareholder income and to take advantage of the highest absolute municipal yields since the spring of 1997. During the last six months, we maintained our neutral investment position and fully invested status for the majority of the period. We found it prudent to maintain this position in anticipation of clearer signs regarding future economic growth and inflation expectations. Our shift in strategy to a neutral stance from a defensive one aided the Fund's performance during the last six months as municipal yields declined in conjunction with the US Treasury market.

During the fiscal year, the Fund's investment restructuring was somewhat inhibited by a lack of municipal bond issuance. North Carolina municipal issuance declined 7% from year-ago levels. While the lack of supply may have aided in keeping the prices of North Carolina municipal bonds relatively firm, it also limited our options of coupon structuring, issuer diversification and call protection. We continually monitor the call protection, credit quality, coupon structuring and diversification of the Fund in an effort to provide optimal performance. The decline in new municipal bond issuance can be traced, in part, to the strong fiscal performance of municipal entities at most levels of government.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


Our strategy throughout the period provided total returns of +2.90%, +2.38%, +2.18% and +2.70% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 2000. This compares to the Lipper North Carolina Municipal Debt Funds Average total return of +2.34% for the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 3--5 of this report to shareholders.) Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We will be looking for opportunities provided by new North Carolina municipal issuance to enhance the Fund's call protection and issuer diversification. We will also consider taking a more aggressive investment stance should the economic indicators continue to point to a cooling of growth and a more stable inflation environment.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



September 1, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of ML North Carolina Municipal
Bond Fund's Class A and Class B Shares compared to the Lehman
Brothers Municipal Bond Index++++. Beginning and ending values are:


                                      9/25/92**        7/00

ML North Carolina Municipal
Bond Fund++--Class A Shares*          $ 9,600        $14,813

ML North Carolina Municipal
Bond Fund++--Class B Shares*          $10,000        $14,829

Lehman Brothers Municipal
Bond Index++++                        $10,000        $16,043


A line graph depicting the growth of ML North Carolina Municipal
Bond Fund's Class C and Class D Shares compared to the Lehman
Brothers Municipal Bond Index++++. Beginning and ending values are:


                                     10/21/94**        7/00
ML North Carolina Municipal
Bond Fund++--Class C Shares*          $ 9,600        $13,556

ML North Carolina Municipal
Bond Fund++--Class D Shares*          $10,000        $13,417

Lehman Brothers Municipal
Bond Index++++                        $10,000        $14,849


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML North Carolina Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 9/30/92 and in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 6/30/00                     +1.55%         -2.51%
Five Years Ended 6/30/00                   +4.95          +4.10
Inception (9/25/92)
through 6/30/00                            +5.54          +4.99

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 6/30/00                     +1.04%         -2.83%
Five Years Ended 6/30/00                   +4.42          +4.42
Inception (9/25/92)
through 6/30/00                            +5.01          +5.01

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 6/30/00                     +0.93%         -0.03%
Five Years Ended 6/30/00                   +4.31          +4.31
Inception (10/21/94)
through 6/30/00                            +5.24          +5.24

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 6/30/00                     +1.45%         -2.61%
Five Years Ended 6/30/00                   +4.83          +3.97
Inception (10/21/94)
through 6/30/00                            +5.77          +5.02

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent Performance Results*
                                                                 6 Month          12 Month     Since Inception   Standardized
As of July 31, 2000                                            Total Return     Total Return     Total Return     30-Day Yield
ML North Carolina Municipal Bond Fund Class A Shares               +7.09%           +2.90%          +54.29%            4.87%
ML North Carolina Municipal Bond Fund Class B Shares               +6.82            +2.38           +48.29             4.57
ML North Carolina Municipal Bond Fund Class C Shares               +6.66            +2.18           +35.56             4.47
ML North Carolina Municipal Bond Fund Class D Shares               +7.04            +2.70           +39.72             4.78

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 9/25/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                                  Issue                                                   Value

North Carolina--97.0%
AAA    Aaa     $ 1,195    Bladen County, North Carolina, GO, 5.60% due 5/01/2018 (d)                            $  1,214

AAA    Aaa         920    Brunswick County, North Carolina, COP, 6% due 6/01/2016 (d)                                965

AA+    Aa1       1,500    Charlotte, North Carolina, Water and Sewer System Revenue Bonds, 5.25% due
                          6/01/2024                                                                                1,427

A      A2          500    Chatham County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Carolina Power and Light Company), 6.30%
                          due 6/15/2014                                                                              523

AAA    Aaa       1,000    Cumberland County, North Carolina, COP (Civic Center Project), Series A, 6.40%
                          due 12/01/2004 (a)(f)                                                                    1,088

AAA    Aaa       1,000    Gastonia, North Carolina, Combined Utilities System Revenue Refunding Bonds,
                          4.75% due 5/01/2015 (e)                                                                    917

AAA    Aa1       1,225    Greensboro, North Carolina, GO, Public Improvement, 4.75% due 4/01/2018                  1,110

AAA    Aaa       1,270    Harnett County, North Carolina, COP, 5.50% due 12/01/2014 (d)                            1,284

NR*    Baa1      1,500    Haywood County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Champion International Corporation Project),
                          AMT, 6.25% due 9/01/2025                                                                 1,452

NR*    Aaa         750    Iredell County, North Carolina, Public Facilities, Corporate Installment
                          Payment Revenue Bonds (School Projects), 6% due 6/01/2017 (a)                              778

A      A3        3,250    Martin County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Solid Waste Disposal--Weyerhaeuser Company),
                          AMT, 6.80% due 5/01/2024                                                                 3,336

AAA    Aaa       1,500    North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                          Series B, 5.875% due 1/01/2021 (e)                                                       1,523

AA+    Aa1       2,000    North Carolina Educational Facilities Finance Agency Revenue Bonds (Duke
                          University Project), Series C, 6.75% due 10/01/2021                                      2,086

AAA    NR*         900    North Carolina Educational Facilities Finance Agency, Revenue Refunding Bonds
                          (Elon College Project), 6.375% due 1/01/2007 (b)                                           938

                          North Carolina HFA, S/F Revenue Bonds:
AA     Aa2       2,335      AMT, Series V, 6.80% due 9/01/2025 (c)                                                 2,416
AA     Aa2       1,465      AMT, Series X, 6.70% due 9/01/2026                                                     1,516
AA     Aa2       1,660      Series W, 6.50% due 3/01/2018                                                          1,712

                          North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds:
AAA    Aaa       2,000      (Duke University Health System), Series B, 4.75% due 6/01/2021 (e)                     1,757
A      NR*         500      (Stanley Memorial Hospital Project), 6.375% due 10/01/2029                               503


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                                  Issue                                                    Value

North Carolina (concluded)
                          North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds:
AAA    Aaa     $   500      (Grace Hospital Inc.), 5.25% due 10/01/2016 (a)                                     $    488
AAA    Aaa       1,960      (Pitt County Memorial Hospital), Series A, 4.75% due 12/01/2028 (e)                    1,668

                          North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue Refunding
                          Bonds, Series B:
A      NR*       1,080      6.375% due 1/01/2013                                                                   1,119
A      Baa1        500      6.375% due 1/01/2013                                                                     513

NR*    A2        1,175    North Carolina State Educational Assistance Authority Revenue Bonds (Guaranteed
                          Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016                              1,210

                          Piedmont Triad Airport Authority, North Carolina, Airport Revenue Refunding Bonds,
                          Series A (d):
AAA    Aaa         500      6.375% due 7/01/2016                                                                     540
AAA    Aaa       1,000      6% due 7/01/2024                                                                       1,036

A1+    NR*         200    Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                          Refunding Bonds (American Airlines Inc.), VRDN, Series B, 4.30% due 11/01/2015 (g)         200

AAA    Aaa       1,000    Randolph County, North Carolina, COP, 5.75% due 6/01/2022 (d)                            1,007

AA     Aa3         800    University of North Carolina, Chapel Hill, Hospital Revenue Bonds, 6.375% due
                          2/15/2002 (f)                                                                              838

AAA    Aaa       1,325    University of North Carolina, System Pool Revenue Bonds, Series B, 4.50% due
                          10/01/2023 (e)                                                                           1,099

Puerto Rico--0.5%

A1+    VMIGI++     200    Puerto Rico Commonwealth, Government Development Bank Revenue Refunding Bonds,
                          VRDN, 3.95% due 12/01/2015 (e)(g)                                                          200


Total Investments (Cost--$35,887)--97.5%                                                                          36,463

Other Assets Less Liabilities--2.5%                                                                                  927
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 37,390
                                                                                                                ========



(a)AMBAC Insured.
(b)Connie Lee Insured.
(c)FNMA/GNMA Collateralized.
(d)FSA Insured.
(e)MBIA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000
Assets:             Investments, at value (identified cost--$35,887,382)                                    $ 36,463,048
                    Cash                                                                                          96,679
                    Receivables:
                      Interest                                                             $    532,075
                      Securities sold                                                           515,220
                      Beneficial interest sold                                                   19,995        1,067,290
                                                                                           ------------
                    Prepaid expenses and other assets                                                                806
                                                                                                            ------------
                    Total assets                                                                              37,627,823
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               96,366
                      Dividends to shareholders                                                  34,521
                      Investment adviser                                                         16,354
                      Distributor                                                                11,259          158,500
                                                                                           ------------
                    Accrued expenses                                                                              79,420
                                                                                                            ------------
                    Total liabilities                                                                            237,920
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 37,389,903
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     70,817
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        251,884
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         18,427
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         27,735
                    Paid-in capital in excess of par                                                          38,211,995
                    Accumulated realized capital loss on investments--net                                     (1,316,206)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                            (450,415)
                    Unrealized appreciation on investments--net                                                  575,666
                                                                                                            ------------
                    Net assets                                                                              $ 37,389,903
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,177,362 and 708,169 shares
                    of beneficial interest outstanding                                                      $      10.14
                                                                                                            ============
                    Class B--Based on net assets of $25,533,027 and 2,518,843 shares
                    of beneficial interest outstanding                                                      $      10.14
                                                                                                            ============
                    Class C--Based on net assets of $1,867,517 and 184,266 shares
                    of beneficial interest outstanding                                                      $      10.13
                                                                                                            ============
                    Class D--Based on net assets of $2,811,997 and 277,350 shares
                    of beneficial interest outstanding                                                      $      10.14
                                                                                                            ============


                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $  2,402,436

Expenses:           Investment advisory fees                                               $    225,129
                    Account maintenance and distribution fees--Class B                          141,461
                    Professional fees                                                            62,379
                    Accounting services                                                          53,762
                    Printing and shareholder reports                                             18,747
                    Transfer agent fees--Class B                                                 15,116
                    Account maintenance and distribution fees--Class C                           12,477
                    Trustees' fees and expenses                                                   5,169
                    Custodian fees                                                                4,630
                    Pricing fees                                                                  3,576
                    Transfer agent fees--Class A                                                  3,419
                    Account maintenance fees--Class D                                             2,740
                    Transfer agent fees--Class D                                                  1,183
                    Transfer agent fees--Class C                                                  1,103
                    Registration fees                                                               100
                    Other                                                                           959
                                                                                           ------------
                    Total expenses                                                                               551,950
                                                                                                            ------------
                    Investment income--net                                                                     1,850,486
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,316,206)
Unrealized Gain     Change in unrealized appreciation on investments--net                                        140,428
(Loss) on                                                                                                   ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    674,708
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                  For the Year
                                                                                                  Ended July 31,
Increase (Decrease) in Net Assets:                                                             2000             1999
Operations:         Investment income--net                                                 $  1,850,486     $  2,027,489
                    Realized gain (loss) on investments--net                                 (1,316,206)         361,280
                    Change in unrealized appreciation on investments--net                       140,428       (2,028,358)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        674,708          360,411
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (384,105)        (398,414)
Shareholders:         Class B                                                                (1,244,868)      (1,401,883)
                      Class C                                                                   (89,429)         (90,249)
                      Class D                                                                  (132,084)        (136,943)
                    Realized gain on investments--net:
                      Class A                                                                        --         (165,829)
                      Class B                                                                        --         (701,906)
                      Class C                                                                        --          (44,088)
                      Class D                                                                        --          (59,528)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (76,895)
                      Class B                                                                        --         (325,473)
                      Class C                                                                        --          (20,444)
                      Class D                                                                        --          (27,603)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,850,486)      (3,449,255)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (8,875,330)        (488,357)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (10,051,108)      (3,577,201)
                    Beginning of year                                                        47,441,011       51,018,212
                                                                                           ------------     ------------
                    End of year                                                            $ 37,389,903     $ 47,441,011
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)
Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.                            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997      1996
Per Share           Net asset value, beginning of year                $  10.35   $  11.00  $  10.87  $  10.36   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .49        .47       .50       .51        .51
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.21)      (.35)       .13       .51        .07
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .28        .12       .63      1.02        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.49)      (.47)     (.50)     (.51)      (.51)
                      Realized gain on investments--net                     --      (.20)      --++        --         --
                      In excess of realized gain on
                      investments--net                                      --      (.10)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.49)      (.77)     (.50)     (.51)      (.51)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.14   $  10.35  $  11.00  $  10.87   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.90%      1.02%     5.99%    10.17%      5.76%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .96%      1.03%      .90%      .80%       .75%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .96%      1.03%      .90%      .88%       .90%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.90%      4.39%     4.59%     4.89%      4.92%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  7,177   $  9,094  $  8,753  $  8,542   $  8,043
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  58.02%     47.52%   125.23%    94.59%     90.22%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                   Class B
from information provided in the financial statements.                            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999       1998     1997       1996
Per Share           Net asset value, beginning of year                $  10.35   $  11.01 $   10.88  $  10.36   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .42       .45       .46        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.21)      (.36)       .13       .52        .07
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .23        .06       .58       .98        .53
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.44)      (.42)     (.45)     (.46)      (.46)
                      Realized gain on investments--net                     --      (.20)      --++        --         --
                      In excess of realized gain on
                      investments--net                                      --      (.10)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.44)      (.72)     (.45)     (.46)      (.46)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.14   $  10.35  $  11.01  $  10.88   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.38%       .41%     5.45%     9.71%      5.21%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.46%      1.54%     1.41%     1.31%      1.26%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.46%      1.54%     1.41%     1.39%      1.41%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.39%      3.88%     4.08%     4.39%      4.41%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $ 25,533  $  32,886  $ 37,204  $ 41,137   $ 47,236
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  58.02%     47.52%   125.23%    94.59%     90.22%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                   Class C
from information provided in the financial statements.                            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  10.35   $  11.00  $  10.87  $  10.36   $  10.28
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .43        .41       .44       .45        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.22)      (.35)       .13       .51        .08
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .21        .06       .57       .96        .53
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.43)      (.41)     (.44)     (.45)      (.45)
                      Realized gain on investments--net                     --      (.20)      --++        --         --
                      In excess of realized gain on
                      investments--net                                      --      (.10)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.43)      (.71)     (.44)     (.45)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.13   $  10.35 $   11.00  $  10.87   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.18%       .41%     5.35%     9.50%      5.20%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.56%      1.64%     1.51%     1.41%      1.37%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.56%      1.64%     1.51%     1.49%      1.51%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.29%      3.78%     3.98%     4.28%      4.29%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $  1,868   $  2,404  $  2,527  $  2,052   $  1,772
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  58.02%     47.52%   125.23%    94.59%     90.22%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                                    Class D
from information provided in the financial statements.                             For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997       1996
Per Share           Net asset value, beginning of year                $  10.36   $  11.01  $  10.88  $  10.37   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .48        .46       .49       .50        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.22)      (.35)       .13       .51        .08
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .26        .11       .62      1.01        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.48)      (.46)     (.49)     (.50)      (.50)
                      Realized gain on investments--net                     --      (.20)      --++        --         --
                      In excess of realized gain on
                      investments--net                                      --      (.10)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.48)      (.76)     (.49)     (.50)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.14   $  10.36 $   11.01  $  10.88   $  10.37
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.70%       .92%     5.88%    10.05%      5.75%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.05%      1.14%     1.00%      .90%       .85%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.05%      1.14%     1.00%      .98%      1.00%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.81%      4.28%     4.49%     4.79%      4.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $  2,812   $  3,057  $  2,534  $  2,132   $  1,880
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  58.02%     47.52%   125.23%    94.59%     90.22%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                      .25%           .25%
Class C                                      .25%           .35%
Class D                                      .10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD     MLPF&S

Class A                      $275     $1,873
Class D                      $143     $1,892


For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $17,335 and $48 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $22,473,458 and $27,778,729, respectively.

Net realized losses for the year ended July 31, 2000 and unrealized gains as of July 31, 2000 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments.            $(1,268,681)    $  575,666
Financial futures contracts           (47,525)            --
                                  -----------     ----------
Total                             $(1,316,206)    $  575,666
                                  ===========     ==========



As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $575,666, of which $907,298 related to appreciated securities and $331,632 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $35,887,382.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $8,875,330 and $488,357 for the years ended July
31, 2000 and July 31, 1999, respectively.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            55,087    $   546,722
Shares issued to share-
holders in reinvestment of
dividends                              22,455        223,330
                                  -----------    -----------
Total issued                           77,542        770,052
Shares redeemed                      (247,780)   ( 2,459,641)
                                  -----------    -----------
Net decrease                         (170,238)   $(1,689,589)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           180,178    $ 1,962,704
Shares issued to share-
holders in reinvestment of
dividends and distributions            37,084        399,625
                                  -----------    -----------
Total issued                          217,262      2,362,329
Shares redeemed                      (134,277)    (1,461,265)
                                  -----------    -----------
Net increase                           82,985    $   901,064
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           245,344    $ 2,451,876
Shares issued to share-
holders in reinvestment of
dividends                              62,744        624,044
                                  -----------    -----------
Total issued                         308,088       3,075,920
Automatic conversion of
shares                                 (5,001)       (51,019)
Shares redeemed                      (960,435)    (9,555,842)
                                  -----------    -----------
Net decrease                         (657,348)   $(6,530,941)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           413,519    $ 4,501,793
Shares issued to share-
holders in reinvestment of
dividends and distributions           121,842      1,314,826
                                  -----------    -----------
Total issued                          535,361      5,816,619
Automatic conversion of
shares                                (11,637)      (124,422)
Shares redeemed                      (727,695)    (7,840,365)
                                  -----------    -----------
Net decrease                         (203,971)   $(2,148,168)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            30,185    $   305,056
Shares issued to share-
holders in reinvestment of
dividends                               5,039         50,099
                                  -----------    -----------
Total issued                           35,224        355,155
Shares redeemed                       (83,184)      (824,697)
                                  -----------    -----------
Net decrease                          (47,960)   $  (469,542)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            48,122    $   523,208
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,428         79,965
                                  -----------    -----------
Total issued                           55,550        603,173
Shares redeemed                       (52,919)      (576,849)
                                  -----------    -----------
Net increase                            2,631    $    26,324
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            53,713    $   526,005
Automatic conversion of
shares                                  5,001         51,019
Shares issued to share-
holders in reinvestment of
dividends                              7,063          70,284
                                  -----------    -----------
Total issued                           65,777        647,308
Shares redeemed                       (83,571)      (832,566)
                                  -----------    -----------
Net decrease                          (17,794)   $  (185,258)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           121,293    $ 1,328,441
Automatic conversion of
shares                                 11,637        124,422
Shares issued to share-
holders in reinvestment of
dividends and distributions            11,597        124,949
                                  -----------    -----------
Total issued                          144,527      1,577,812
Shares redeemed                       (79,545)      (845,389)
                                  -----------    -----------
Net increase                           64,982    $   732,423
                                  ===========    ===========


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

5. Short-Term Borrowings:
On December 3, 1999, the Trust, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Trust did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $730,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 6, 2000
</AUDIT-REPORT>


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 2000


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch North Carolina Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863